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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                          ________________________________

                                      FORM 8-K
                                   CURRENT REPORT
                          _______________________________



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                            July 7, 1998 (June 30, 1998)

                           Commission file number 0-24787


                         AFFILIATED COMPUTER SERVICES, INC.
               (Exact name of registrant as specified in its charter)

                Delaware                                  75-2559681
    -------------------------------           ---------------------------------
    (State or other Jurisdiction of           (IRS Employer Identification No.)
             Incorporation)


                                 2828 NORTH HASKELL
                                DALLAS, TEXAS 75204
                      (Address of principal executive offices)
                                     (Zip code)


                                   (214) 841-6111
                (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

     On June 30, 1998, Affiliated Computer Services, Inc. ("ACS") announced that it had signed a definitive agreement to acquire Betac International Corporation ("Betac") of Alexandria Virginia. Reference is made to the Registrant's press release, what is incorporated herein by reference. A copy of such press release is attached to this form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     *99.1     Press Release dated June 30, 1998.























-----------------------
*  Filed herewith

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 7, 1998                    Affiliated Computer Services, Inc.



                                        By:  /s/ David Black
                                           -----------------------------------
                                             David Black
                                             Executive Vice President and
                                             General Counsel